Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment #1 to the Annual Report of Methes Energies International Ltd. (the “Company”) on Form 10-K/A for the period ended November 30, 2012, as filed with the U.S. Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), I, the undersigned, Edward A Stoltenberg, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Dated: March 15, 2013	/s/ Edward A. Stoltenberg
Edward A. Stoltenberg
Chief Financial Officer (Principal Financial Officer)